Supplement to the John Hancock Institutional Series Trust Prospectus
          dated July 1, 1998 for John Hancock Independence Growth Fund and John Hancock Independence Value Fund


On April 27, 1999, the Trustees of the John Hancock Independence Growth Fund and John Hancock Independence Value Fund voted to recommend that the shareholders adopt a distribution plan providing for payments to John Hancock Funds, Inc. ("JH Funds") to provide certain services and to reimburse JH Funds for its expenses in connection with the sale of fund shares. A shareholder meeting for each fund will be held on June 16, 1999. Shareholders of record on May 10, 1999 will be entitled to vote on this proposal. If this plan is approved it will be suspended until July 1, 2000.



April 28, 1999

KI0PS  4/99